EXHIBIT 10.02


            AGREEMENT, dated as of September 1, 1997, by and among Clearview Cinema Group, Inc., a Delaware corporation ("Clearview"), First New York Realty Co. Inc., a New York corporation ("First New York"), and Brett E. Marks, an individual resident of the State of New York ("Marks").

            WHEREAS, from its formation until May 31, 1997, Marks was the Vice President-Development of Clearview and, as such, among other things, sought to identify movie theaters that could be suitable acquisition candidates for Clearview and to identify locations in appropriate communities that could be developed as movie theaters to be operated by Clearview; and

            WHEREAS, effective as of June 1, 1997, Marks resigned as the Vice President-Development of Clearview and executed a consulting and confidentiality agreement (the "Consulting Agreement") with Clearview pursuant to which, among other things, Marks as a consultant has been retained to continue to seek to identify suitable theaters and locations; and

            WHEREAS, First New York is a New York City-based realty brokerage firm that represents buyers, sellers, lessors and lessees of real property in New York and New Jersey; and

            WHEREAS, generally, First New York is paid a commission by the seller or lessor of a property when First New York has represented a party involved in the sale or lease of such property, regardless of whom First New York represented in such transaction; and

            WHEREAS, Marks is a licensed real estate salesman with and executive vice president of First New York and, as such, is involved in the representation of parties in real estate transactions; and

            WHEREAS, the parties hereto have agreed that it is desirable and appropriate to set forth their mutual understanding of the circumstances, if any, in which First New York may be entitled to be paid a commission with respect to a transaction to which Clearview is a party.

            NOW,   THEREFORE,   the  parties  hereto,   for  good  and  valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows.

             1. ACKNOWLEDGMENT OF PRIOR COMMISSIONS. Clearview hereby acknowledges and agrees that, if such transactions are consummated, First New York will be entitled to commissions (payable by the seller/landlord thereof) with respect to Clearview's acquisition of the fee or leasehold interests in the real properties currently owned or operated by United Artists Theatre Circuit, Inc. a Maryland corporation ("UA"), or one of its subsidiaries and known as the Marboro Cinema 4 in Brooklyn, New York, the Bronxville Theatre in Bronxville, New York, the Larchmont Theatre in Larchmont, New York, the Mamaroneck Playhouse in Mamaroneck, New

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York,  the New City  Cinema 304 in New City,  New York and the Wayne  Theatre in
Passaic, New Jersey. Clearview also hereby acknowledges and agrees, that, if such transactions are consummated, Marks will be entitled to commissions payable by First New York.

             2. ACKNOWLEDGMENT OF NO COMMISSION. First New York hereby acknowledges and agrees that, with respect to each acquisition by Clearview or any of its subsidiaries of any interest in any real property prior to the date hereof, it is not entitled to any fee or commission of any kind from any party thereto regardless of whether Marks was involved on Clearview's behalf with respect thereto. In addition, First New York hereby acknowledges and agrees that, absent an agreement in writing with Clearview to the contrary, it shall not be entitled to any fee or commission from Clearview with respect to any transaction of any type regardless of the activities of Marks with respect thereto. Finally, First New York hereby acknowledges and agrees that UA and Clearview had a relationship prior to the negotiation of the agreements for the transactions referred to above in Section 1, that representatives of UA and Clearview have been, are and, in the future, may be discussing one or more possible transactions other than those referred to above in Section 1 and that, subject to Section 4, First New York will be entitled to a commission or fee with respect to any such transaction to the extent, but only to the extent, agreed to in writing by UA or its duly authorized representative.

             3. MARKS' COMMISSIONS ON FUTURE TRANSACTIONS. Marks shall disclose in writing to Clearview, at the time he identifies a theater or location as a possible target/opportunity to Clearview or as promptly as practicable thereafter if he does not know the information at such time, if First New York pursuant to an agreement with the seller/landlord thereof or with an agent of such person could be entitled to a fee or commission therefrom if Clearview were to acquire the relevant fee or leasehold interest. Marks acknowledges and agrees that he shall not be entitled to any commission or fee from First New York with respect to any such transaction without the prior written consent of Clearview, which may be withheld in its sole discretion.

            4. FIRST NEW YORK'S COMMISSIONS ON FUTURE TRANSACTIONS. First New York shall disclose in writing to Clearview, prior to the time that Clearview executes any agreement to acquire a fee or leasehold interest in any real property, if First New York believes, for any reason, that it may be entitled to a commission or fee from the seller/landlord of such property with respect to such transaction and the maximum amount thereof. First New York acknowledges and agrees that it shall not be entitled to any commission or fee with respect to any such transaction if such prior disclosure is not made and shall only be entitled to any commission or fee with respect to any such transaction to the extent, if any, that Clearview consents thereto in writing prior to the execution of any such agreement. Clearview's determination with respect to First New York's right to receive any such commission or fee shall be solely within its discretion and may be withheld for any reason or no reason at all.

           5.    REPRESENTATIONS AND WARRANTIES.

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                  a.     Marks  represents  and warrants to Clearview  and First
New York as follows:
                        (i) Marks is an individual resident of the State of New York and is over twenty-one years old.

                        (ii) Neither this Agreement nor any of the transactions contemplated hereby conflicts with or violates (x) any agreement by which Marks is bound or (y) any federal, state or local law, rule or regulation or judicial order to which Marks is subject.

                  b. First New York represents and warrants to Clearview and Marks as follows:

                        (i) First New York is a corporation duly organized and existing in good standing under the laws of the State of New York.

                        (ii) This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate and stockholder action of First New York. Neither this Agreement nor any of the transactions contemplated hereby conflicts with or violates (x) any provision of the Certificate of Incorporation or By-laws of First New York; (y) any agreement by which First New York, any subsidiary of First New York or any of its or their respective properties is bound in any manner that, individually or in the aggregate, could have a material adverse effect on the business, assets, financial condition or results of operations of First New York and its subsidiaries taken as a whole; or (z) any federal, state or local law, rule or regulation or judicial order, in any manner that, individually or in the aggregate, could have a material adverse effect on the business, assets, financial condition or results of operations of First New York and its subsidiaries taken as a whole. This Agreement is binding on First New York and enforceable against First New York in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer, preference and other laws and equitable principles affecting the scope and enforcement of creditors' rights generally.

                        (iii) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person on the part of First New York is required in connection with the execution, delivery and performance of this Agreement.

                  c. Clearview represents and warrants to First New York and Marks as follows:

                        (i) Clearview is a corporation duly organized and existing in good standing under the laws of the State of Delaware.

                        (ii) This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate and stockholder action of Clearview. Neither this Agreement nor any of the transactions contemplated hereby conflicts with or violates

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(x) any provision of the Certificate of  Incorporation  or By-laws of Clearview;
(y) any agreement by which Clearview, any subsidiary of Clearview or any of its or their respective properties is bound in any manner that, individually or in the aggregate, could have a material adverse effect on the business, assets, financial condition or results of operations of Clearview and its subsidiaries taken as a whole; or (z) any federal, state or local law, rule or regulation or judicial order, in any manner that, individually or in the aggregate, could have a material adverse effect on the business, assets, financial condition or results of operations of Clearview and its subsidiaries taken as a whole. This
Agreement  is  binding  on  Clearview  and  enforceable   against  Clearview  in
accordance  with  its  terms,  except  as  limited  by  applicable   bankruptcy,
insolvency, moratorium, fraudulent transfer, preference and other laws and equitable principles affecting the scope and enforcement of creditors' rights generally.

                        (iii) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person on the part of Clearview is required in connection with the execution, delivery and performance of this Agreement.


            6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Any changes in or additions to this Agreement may be made only upon the written consent of all parties hereto.

            7. SUCCESSORS.    This  Agreement  shall  be  binding upon and inure
to the benefit of the parties hereto and their respective successors and assigns.

            8. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to any of its principles of conflicts of laws.

            9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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


            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                          CLEARVIEW CINEMA GROUP, INC.



                                          By:
                                             -----------------------------
                                                A. Dale Mayo
                                                President


                                          FIRST NEW YORK REALTY CO. INC.



                                          By:
                                             -----------------------------
                                                Mitchell A. Marks
                                                President



                                          --------------------------------
                                          Brett E. Marks


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